EXHIBIT 10.2

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this “Assignment”) is made by and between Woodway Oil & Gas – KS-I, LLC, a Delaware limited liability company (“Assignor”), and Mid-Con Development, LLC, a Kansas limited liability company (“Assignee”). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Purchase and Sale Agreement dated as of December 22, 2017 (the “Sale Agreement”), by and between Assignor and Assignee.

1. Assignment. For and in consideration of Ten Dollars and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, TRANSFER, CONVEY AND SET OVER unto Assignee all of Assignor’s right, title and interest in and to the following (collectively, the “Assets”):

(a) All oil and gas leases (the “Leases”), wells (the “Wells”), and mineral interests of Assignor in the land (the “Land” or “Lands”) and Leases described in Exhibit A-1, the Wells described in Exhibit A-2 and shown in Exhibit A-3, and all oil, gas and mineral interests of Assignor in the Lands, and the oil, gas and other hydrocarbons (the “Hydrocarbons”) attributable to the Leases, Lands and Wells after the Effective Time, together with all the property and rights incident thereto and the permits, rights-of-way, easements, servitudes, surface fee interests, surface lease and other surface rights, licenses and in any way relating thereto, and to the production of Hydrocarbon, if any, attributable to said properties and interests, in each case subject to that certain 2% overriding royalty interest of BlueRock Energy Capital II, LLC.

(b) All personal properties located within Ellis County and Rooks County, Kansas or used in connection with the operation of the properties and interests described in subsection (a) and to the production of Hydrocarbon, if any, attributable to said properties and interests, including equipment listed on the attached Exhibit A-4;

(c) All injection and disposal wells on the Leases or Lands or on lands pooled or unitized therewith, and all pipelines, surface production equipment, fixtures, improvements, permits, surface use agreements, water use agreements, subsurface drilling easements, rights of-way and easements used in connection with the production, gathering, treatment, processing, storing, sale or disposal of Hydrocarbons or water produced from the properties and interests described in subsection (a);

(d) The Material Agreements described on Exhibit B, insofar as they relate to the properties and interests described in subsections (a) through (c); and

(e) The files, records, and data of Assignor relating to the items described in subsections (a) through (d) above (the “Records”), and to the extent that Assignor has the following, the Records shall include, without limitation, lease records, well records, and division order records; well files; title records (including abstracts of title, title opinions and memoranda, and title curative documents related to the Leases and Wells); geographic maps, logs and lease plats; all geophysical and seismic records and data (including licenses, franchises and rights to such records and data), if any; contracts and contract files; correspondence; and other related information. Assignor agrees to provide Assignee its original files, and may retain copies of any files it desires for its own reasonable purposes, and the records shall not include any data or information that is subject to applicable third party licensing restrictions or other restrictions on disclosure or transfer, however Assignor shall identify with reasonable particularity all data or information which is being withheld by reason of any third party licensing restrictions or other restrictions.

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In addition Assignee is hereby granted an exclusive first option to acquire all other right title and interest that Assignor may have in and to any Leases, Lands and Wells located in Ellis County and Rooks County Kansas, and also to acquire all contracts and agreements relating to all Leases, Land and Wells located in Ellis County and Rooks County Kansas, to which Assignor is a party or which have been assumed by Assignor or to which Assignor is a successor in interest, including without limitation, all operating agreements, exploration agreements, pooling, communitization and unitization agreements, declarations and orders, farmout agreements, product purchase and sale contracts, transportation, processing, treatment or gathering agreements, leases, sales, purchase, exchange, gathering, transportation and processing contracts, operating agreements, balancing agreements, farmout agreements, and other contracts, agreements and instruments. Assignee may exercise this exclusive first option by delivering notice to Assignor of Assignee’s election to exercise said exclusive first option and Assignor shall assign such interest or agreement to Assignee without additional consideration. The parties recognize that this exclusive first option is a material part of the Sale Agreement and that such option is supported by adequate consideration in the form of a portion of the purchase price thereof and the covenants and agreements contained therein.

2. Assumption of Assumed Obligations. Assignee shall protect, defend, indemnify and hold Assignor harmless from the payment of any actual loss, cost, expense, liability, obligation, damage, demands, claims, suits, sanctions of every kind and character, including without limitation, reasonable fees and expenses of attorneys, technical experts and expert witnesses reasonably incidental to matters indemnified against; excluding, however, any punitive or exemplary damages (“Losses”), whether direct, contingent or otherwise, assessed against Assignor which are payable with respect to the ownership or operation of the Assets from and after the Effective Time (the “Assumed Liabilities”). Assignor shall protect, defend, indemnify and hold Assignee harmless from the payment of any and all Losses, whether direct, contingent or otherwise assessed against Assignee or Assignor which are payable with respect to the ownership or operation of the Assets prior to the Effective Time.

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4. Disclaimers. EXCEPT AS SPECIFICALLY SET FORTH IN THE SALE AGREEMENT, ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, IN CONNECTION WITH THE ASSETS. TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE OPERATIVE, THE DISCLAIMERS OF WARRANTIES CONTAINED IN THIS SECTION 4 ARE “CONSPICUOUS DISCLAIMERS” FOR PURPOSES OF ANY APPLICABLE LAW. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE SALE AGREEMENT, AND EXCEPT TO THE EXTENT REPRESENTATIONS AND WARRANTIES ARE CONTAINED IN THIS ASSIGNMENT AND THE SALE AGREEMENT, ASSIGNEE AGREES THAT ASSIGNOR IS CONVEYING THE ASSETS WITHOUT REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED AT COMMON LAW, BY STATUTE, OR OTHERWISE (ALL OF WHICH ASSIGNOR HEREBY DISCLAIMS), RELATING TO (A) TITLE, (B) OPERATING CONDITION, (C) MERCHANTABILITY, DESIGN, OR QUALITY, (D) FITNESS FOR ANY PARTICULAR PURPOSE, (E) ABSENCE OF LATENT DEFECTS, (F) ENVIRONMENTAL CONDITION OF THE ASSETS, (G) VALUE, OR (H) ANY OTHER MATTER WHATSOEVER, IT BEING UNDERSTOOD THAT, EXCEPT AS OTHERWISE PROVIDED IN THIS ASSIGNMENT AND THE SALE AGREEMENT, ASSIGNOR IS CONVEYING TO ASSIGNEE, AND ASSIGNEE IS ACCEPTING, THE ASSETS “AS IS,” “WHERE IS,” “WITH ALL FAULTS,” AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR, AND ASSIGNEE IS ASSUMING ALL RISK WITH RESPECT TO THE ASSETS, INCLUDING, WITHOUT LIMITATION, ALL RISK ASSOCIATED WITH THE ENVIRONMENTAL CONDITION OF THE ASSETS, WHETHER OR NOT ARISING PRIOR TO OR AFTER THE CLOSING DATE.

5. Effective Date. This Assignment is effective January 1, 2018, at 7:00 a.m. (local time where the Assets are located) (the “Effective Date”).

6. Governing Law; Venue. This Agreement and the Transaction and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the laws of the State of Kansas, without giving effect to principles of conflict of law. Any suit or proceeding hereunder shall be brought exclusively in Johnson County, Kansas, and each Party consents to the personal jurisdiction of the courts, state and federal, located therein. Each Party agrees to waive any objection that the state and federal courts of Johnson County, Kansas are an inconvenient forum.

7. Counterparts/Facsimile Signatures. This Assignment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but such counterparts together shall constitute for all purposes one agreement. Facsimile and electronic signatures are considered binding.

[Signatures appear on following page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date of the acknowledgments set forth below, to be effective, however, for all purposes, as of the Effective Date.

ASSIGNOR

WOODWAY OIL & GAS – KS-I, LLC

BY:	/s/ N.M. Avery
NAME:	N.M. Avery
TITLE:	President

ASSIGNEE

MID-CON DEVELOPMENT, LLC

BY:	/s/ James A. Doris
NAME:	James A. Doris
TITLE:	President

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Exhibit A-1

Leases

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Exhibit A-2

Wells

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Exhibit A-3

Well Map

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Exhibit A-4

Personal Properties

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Exhibit B

Material Agreements

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